UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 31, 2005

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2005, SMTC Corporation and certain of its subsidiaries entered into a Second Amendment and Agency Assignment Agreement (the “Agency Assignment Agreement”) by and among SMTC Corporation, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., individually and as General Administrative Agent and Collateral Monitoring Agent, General Electric Capital Corporation, as documentation agent and as a Lender, and the other Lenders signatory thereto. Pursuant to the Agency Assignment Agreement, General Electric Capital Corporation replaced Lehman Brothers Inc. as General Administrative Agent and Collateral Monitoring Agent under certain loan documents, including the Second Amended and Restated Secured Credit Agreement (the “Credit Agreement”) dated as of June 1, 2004, by and among SMTC Corporation, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, Lehman Brothers Inc., The Bank of Nova Scotia, Lehman Commercial Paper Inc., General Electric Capital Corporation, the Lenders, and certain other parties thereto. The Agency Assignment Agreement also amends certain terms and conditions of the Credit Agreement, including the method of calculating the financial covenant related to EBITDA.

On June 1, 2005, SMTC Corporation and certain of its subsidiaries entered into a First Amendment to Second Amended and Restated Guarantee and Collateral Agreement (the “Collateral and Guarantee Amendment”) in favor of General Electric Capital Corporation as General Administrative Agent for the banks and financial institutions from time to time parties to the Credit Agreement. The Collateral and Guarantee Amendment amends the Second Amended and Restated Guarantee and Collateral Agreement dated as of June 1, 2004 to change references to the General Administrative Agent and Collateral Monitoring Agent to reflect General Electric Capital Corporation serving in such capacity.

On June 1, 2005, SMTC Corporation and certain of its subsidiaries entered into an Amendment to Inter-Creditor Agreement (the “Inter-Creditor Amendment”) by and among Congress Financial Corporation (Canada), Congress Financial Corporation (Central), The Bank of Nova Scotia, General Electric Capital Corporation, the other Subordinated Lenders signatory thereto, SMTC Corporation and certain of its subsidiaries signatory thereto. The Inter-Creditor Amendment amends the Inter-Creditor Agreement dated as of June 1, 2004 to change references to the General Administrative Agent and Collateral Monitoring Agent to reflect General Electric Capital Corporation serving in such capacity.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 31, 2005, SMTC Corporation (the “Company”) received a letter from The Nasdaq Stock Market (the “Notice”) notifying the Company that for the 30 consecutive trading days preceding the date of the Notice, the bid price of the Company’s common stock had closed below the $1.00 per share minimum required for continued inclusion on The Nasdaq National Market pursuant to Nasdaq Marketplace Rule 4450(a)(5). The Notice further stated that the Company has been provided 180 calendar days, or until November 28, 2005, to regain compliance with the $1.00 per share bid price requirement in accordance with Nasdaq Marketplace Rule 4450(e)(2). To regain compliance with

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the bid price requirement, the bid price of the Company’s common stock must close at or above $1.00 per share for a minimum of ten consecutive trading days prior to November 28, 2005.

The Company continues to monitor the bid price for its common stock. If its common stock does not trade at a level that is likely to regain compliance, the Company’s Board of Directors will consider options available to the Company to achieve compliance.

On June 6, 2005, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.4, reporting that it had received the Notice from Nasdaq.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibit Number	Description
99.1	Second Amendment and Agency Assignment Agreement dated as of June 1, 2005 by and among SMTC Corporation, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., individually and as General Administrative Agent and Collateral Monitoring Agent, General Electric Capital Corporation, as documentation agent and as a Lender, and the other Lenders signatory thereto.

99.2	First Amendment to Second Amended and Restated Guarantee and Collateral Agreement dated as of June 1, 2005 by SMTC Corporation and certain of its subsidiaries signatory thereto in favor of General Electric Capital Corporation as General Administrative Agent.

99.3	Amendment to Inter-Creditor Agreement dated as of June 1, 2005 by and among Congress Financial Corporation (Canada), Congress Financial Corporation (Central), The Bank of Nova Scotia, General Electric Capital Corporation, the other Subordinated Lenders signatory thereto, SMTC Corporation and certain of its subsidiaries signatory thereto.

99.4	Press Release issued by SMTC Corporation on June 6, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: June 6, 2005	By:	/S/ JANE TODD
Name: Jane Todd Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Second Amendment and Agency Assignment Agreement dated as of June 1, 2005 by and among SMTC Corporation, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., individually and as General Administrative Agent and Collateral Monitoring Agent, General Electric Capital Corporation, as documentation agent and as a Lender, and the other Lenders signatory thereto.

99.2	First Amendment to Second Amended and Restated Guarantee and Collateral Agreement dated as of June 1, 2005 by SMTC Corporation and certain of its subsidiaries signatory thereto in favor of General Electric Capital Corporation as General Administrative Agent.

99.3	Amendment to Inter-Creditor Agreement dated as of June 1, 2005 by and among Congress Financial Corporation (Canada), Congress Financial Corporation (Central), The Bank of Nova Scotia, General Electric Capital Corporation, the other Subordinated Lenders signatory thereto, SMTC Corporation and certain of its subsidiaries signatory thereto.

99.4	Press Release issued by SMTC Corporation on June 6, 2005.

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